CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quartely Report of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Shailen Singh, President and Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 21, 2007

By:	/s/ Shailen Singh
Shailen Singh, President, Secretary and Chief Financial Officer

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Coffee Pacifica, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Terry Klassen, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 21, 2007

By:	/s/ Terry Klassen
Terry Klassen Chief Executive Officer